UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________________________
Date of Report (Date of earliest event reported): March 11, 2009

ENB Financial Corp
______________________________
(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Main Street, Ephrata, Pennsylvania	17522
(Address of principal executive offices)	(Zip Code)

           (717) 733-4181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENB FINANCIAL CORP

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year.

On March 11, 2009, the Board of Directors of ENB Financial Corp amended Article 2, Section 2.2 of the Corporation’s Bylaws to allow the annual meeting of shareholders to be held no later than May 31 of each year.  Previously, the annual shareholder meeting was held the third Tuesday of April each year.

For further information, please refer to the copy of the amended and restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of ENB Financial Corp as of March 11, 2009

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: March 18, 2009	By:	/s/ Aaron L. Groff, Jr.
Aaron L. Groff, Jr., Chairman of the Board,
President and CEO

ENB FINANCIAL CORP

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of ENB Financial Corp as of March 11, 2009

4